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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
INTERACTIVE INTELLIGENCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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April 10, 2001

To Our Shareholders:

    The Board of Directors joins me in extending to you a cordial invitation to attend the 2001 Annual Meeting of Shareholders of Interactive Intelligence, Inc. The meeting will be held at Embassy Suites North, 3912 Vincennes Road, Indianapolis, Indiana, at 4:00 p.m. local time on Tuesday, May 15, 2001.

    In addition to voting on the matters described in this Proxy Statement, we will review the Corporation's 2000 business results and discuss our plans for 2001 and beyond. There will be an opportunity to discuss matters of interest to you as a shareholder.

    We hope many Interactive Intelligence shareholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy will save the expense involved in further communications. Any shareholder attending the meeting may vote in person even if a proxy has been returned.

    We hope that you will be able to attend the meeting, and we look forward to seeing you.

Sincerely,

Donald E. Brown, M.D.
Chairman of the Board

INTERACTIVE INTELLIGENCE, INC.
8909 PURDUE ROAD, SUITE 300
INDIANAPOLIS, INDIANA 46268

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2001

To the Shareholders of
Interactive Intelligence, Inc.:

    Notice is hereby given that the Annual Meeting of Shareholders of Interactive Intelligence, Inc., an Indiana corporation (hereinafter the "Corporation"), will be held at Embassy Suites North, 3912 Vincennes Road, Indianapolis, Indiana, at 4:00 p.m. local time on Tuesday, May 15, 2001 for the following purposes:

  (1)
  To elect two Directors, each to hold office for a term of three years or until his successor is elected and has qualified; and

  (2)
  To transact any other business which may be properly brought before the meeting or any adjournment or postponement thereof.

    The above items of business are more fully described in the Proxy Statement accompanying this notice. Please read the Proxy Statement carefully.

    Only shareholders of record at the close of business on March 30, 2001 are entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the shareholders entitled to vote at the meeting will be available for inspection for a purpose germane to the meeting by any shareholder during usual business hours ten days prior to the meeting date at the principal offices of the Corporation located at 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

                      By order of the Board of Directors,
                      Interactive Intelligence, Inc.

                      Michael J. Tavlin
                       Corporate Secretary

Indianapolis, Indiana
April 10, 2001

    Your vote is important. Whether or not you expect to attend the meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the meeting. You can also vote your shares through the Internet or by telephone by following the instructions on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

INTERACTIVE INTELLIGENCE, INC.
8909 PURDUE ROAD, SUITE 300
INDIANAPOLIS, INDIANA

PROXY STATEMENT
SOLICITATION OF PROXIES
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 15, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on May 15, 2001 for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to security holders on or about April 10, 2001.

    The proxy card, in ballot form, has been prepared at the direction of the Board of Directors and is sent to you at its request. The proxies named therein have been designated by the Board of Directors.

    Shareholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Corporation at 8909 Purdue Road, Suite 300, Indianapolis, Indiana, 46268, in writing of such revocation prior to the meeting. A proxy, when properly executed, duly returned and not so revoked, will be voted and, if it contains any specification, will be voted in accordance therewith; provided the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors, as stated on the proxy card and in this Proxy Statement.

    The solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by officers, Directors and regular employees of the Corporation personally, by telephone or by facsimile. The Corporation does not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Corporation may pay persons holding shares in their name, or of their nominees, for the expense of sending proxies and proxy material to principals. The entire cost of solicitation will be borne by the Corporation.

Outstanding Shares and Voting Rights

    The voting securities of the Corporation consist of 15,004,588 shares of Common Stock issued and outstanding as of March 30, 2001, the record date for the meeting, each of which is entitled to one vote. Only holders of Common Stock of record at the close of business on March 30, 2001 are entitled to notice of and to vote with respect to this solicitation.

    The holders of a majority of the shares of Common Stock issued and outstanding, present in person, or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business. The election of the Director nominees will be determined by the vote of the holders of a plurality of the shares voting on such election. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. As a result, neither broker non-votes nor abstentions will affect the determination of whether a nominee will be elected.

    At the Annual Meeting, votes will be counted by a representative of Wells Fargo Shareowner Services, the Corporation's independent transfer agent and registrar. Such representative will process the votes cast by the shareholders, will make a report of inspection and count of the votes cast by the shareholders and will certify as to the number of votes cast on each proposal.

Principal Shareholders

    The following table sets forth information regarding beneficial ownership of the Corporation's Common Stock as of February 28, 2001, by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of the Corporation's Common Stock. Except as otherwise indicated below, the person owns such Common Stock directly with sole investment and sole voting power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Donald E. Brown, M.D. 8909 Purdue Road, Suite 300 Indianapolis, Indiana 46268	8,531,910	(1)	56.8%
John R. Gibbs 8909 Purdue Road, Suite 300 Indianapolis, Indiana 46268	847,446	(2)	5.7%

(1)
Includes 67,500 shares subject to stock options exercisable within 60 days after February 28, 2001. Also includes 106,831 shares held by a non-profit organization where Dr. Brown is a director and possesses voting and dispositive power over the shares with two other directors.

(2)
Includes 3,000 shares subject to stock options exercisable within 60 days after February 28, 2001.

ELECTION OF DIRECTORS

(ITEM 1 ON PROXY CARD)

    The Board of Directors of the Corporation consists of five Directors divided into three classes, and the term of one class of Directors expires each year. Generally, each Director serves until the annual meeting of shareholders held in the year that is three years after such Director's election and until such Director's successor is elected and has qualified.

    Two (2) Directors are to be elected at the Annual Meeting, each for a term of three years to expire at the Corporation's Annual Meeting in the year 2004 or until his successor is elected and has qualified.

    The persons named in the accompanying proxy card will vote the shares represented by all executed proxies which are received for the election of the nominees hereinafter named, unless the authority to do so is withheld on the proxy. The nominees are presently serving as Directors of the Corporation.

    Management has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingency should arise, it is the intention of the persons named in the accompanying proxy card to vote for other nominees selected by the Board of Directors in accordance with their best judgment.

    The following descriptions set forth certain information, as of February 28, 2001, about each Director, including each person's business experience for the past five years, and presents certain information for all present executive officers and Directors as a group. There is no family relationship between any of the Directors or executive officers of the Corporation.

NOMINEES FOR TERM TO EXPIRE IN 2004

    MICHAEL P. CULLINANE; Director since 1999; Age 51; Lisle, Illinois. Mr. Cullinane is a Director, Executive Vice President and Chief Financial Officer of Divine, Inc., an enterprise web solutions company. From 1988 to 1999, Mr. Cullinane was Executive Vice President and Chief Financial Officer of PLATINUM technology, inc. (a software and services company). Mr. Cullinane is also a Director of Vasco Data Security International, Inc. (a security hardware and software company) and Made2Manage Systems, Inc. (an enterprise software company).

    JOHN R. GIBBS; Director since 1995; Age 50; Indianapolis, Indiana. Mr. Gibbs is Executive Vice President of Administration and Corporate Development and Treasurer of the Corporation and has held both of such positions since 1995. Mr. Gibbs co-founded the Corporation in 1994.

PRESENT TERM EXPIRES IN 2002

    DONALD E. BROWN, M.D.; Director since 1994; Age 45; Indianapolis, Indiana. Dr. Brown is Chairman of the Board, President and Chief Executive Officer of the Corporation and has held such positions since 1994 in the case of President, since 1995 in the case of Chief Executive Officer and since 1998 in the case of Chairman of the Board. Dr. Brown co-founded the Corporation in 1994.

    ROBERT A. COMPTON; Director since 1995; Age 45; Memphis, Tennessee. Mr. Compton is self-employed and is involved with private equity investments in entrepreneurial ventures, related primarily to software, telecommunications and education. From 1999 until January 2000, Mr. Compton was President, Neurological Technologies Division of Medtronic, Inc., a manufacturer of image guided surgery systems and medical devices. From 1997 until 1999, Mr. Compton was President and Chief Operating Officer of Sofamor Danek Group, Inc., a medical device manufacturer. From 1988 until 1997, Mr. Compton served as a general partner of CID Equity Partners, a venture capital firm.

PRESENT TERM EXPIRES IN 2003

    JON ANTON, D.Sc.; Director since 1999; Age 61; West Lafayette, Indiana. Dr. Anton is a researcher in the Purdue Call Center for Customer-Driven Quality in the Department of Consumer Sciences at Purdue University and has held such position since 1993. Dr. Anton specializes in enhancing customer service strategy through inbound call centers and teleweb centers using the latest in telecommunications (voice) and computer (digital) technology, as well as the Internet, for external customer access, along with the Intranet and middleware. Dr. Anton is the principal investigator of the annual Purdue University Call Center Benchmark Research Report and authors "The Purdue Page" in Call Center Magazine.

The Board of Directors recommends a vote FOR each nominee listed above.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    During 2000, four meetings of the Board of Directors were held. For the year, each of the Directors, with the exception of Dr. Anton, during the term of his tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such Director served. The Corporation has no standing nominating committee, but does have the following three standing committees:

Audit Committee

    The Audit Committee recommends the appointment of independent auditors for the Corporation to the full Board of Directors, reviews the scope and results of the audit engagement, approves the fees for the auditors, establishes and monitors the financial policies and control procedures of the Corporation, monitors the provision of non-audit services by the auditors and reviews all potential conflict of interest situations. See "Audit Committee Report," "Independent Certified Public Accountants" and "Certain Transactions." See also the Audit Committee Charter attached as Appendix A to this Proxy Statement. The Audit Committee held four meetings during 2000. The members of the Audit Committee are: Jon Anton, D.Sc., Robert A. Compton and Michael P. Cullinane (Chairman).

Compensation and Stock Option Committee

    The Compensation and Stock Option Committee (the "Compensation Committee") reviews, determines and establishes the salaries, bonuses and other compensation of the Corporation's executive officers and administers the Corporation's stock option plans in which executive officers and other key employees participate. The Compensation Committee held four meetings during 2000. The members of the Compensation Committee are: Jon Anton, D.Sc., Robert A. Compton (Chairman) and Michael P. Cullinane.

Executive Committee

    The Executive Committee has the authority to act on most matters concerning management of the Corporation during intervals between meetings of the Board of Directors. The Executive Committee did not meet during 2000. The members of the Executive Committee are: Donald E. Brown, M.D. (Chairman), Robert A. Compton and John R. Gibbs.

SECURITY OWNERSHIP OF MANAGEMENT

    Set forth below is a tabulation indicating as of February 28, 2001, the shares of the Corporation's Common Stock beneficially owned by each Director and nominee, each of the Named Executive Officers, and the Directors and executive officers of the Corporation as a group. Except as otherwise indicated below, each individual owns such Common Stock directly with sole investment and sole voting power.

Name of Beneficial Owner	Principal Position	Number of Shares Beneficially Owned(1)		Percent of Class
Donald E. Brown, M.D.	Chairman of the Board, President and Chief Executive Officer	8,531,910	(2)	56.8%
John R. Gibbs	Executive Vice President of Administration and Corporate Development, Treasurer and Director	847,446	(3)	5.7%
Michael J. Tavlin	Senior Vice President, Chief Financial Officer and Corporate Secretary	27,781	(4)	*
Jeremiah J. Fleming	Vice President of Sales, The Americas	96,690	(5)	*
Michael E. Ford	Vice President of Operations, Europe, Middle East and Africa	33,544	(6)	*
Douglas T. Shinsato	Vice President of Operations, Asia/Pacific	30,200	(7)	*
Jon Anton, D. Sc.	Director	12,500	(8)	*
Robert A. Compton	Director	37,500	(9)	*
Michael P. Cullinane	Director	18,000	(10)	*
All Directors and Executive Officers as a Group (10 persons)		9,672,696	(11)	63.9%

*
Less than one percent.

(1)
Number of shares of Common Stock owned, directly or indirectly, as of February 28, 2001. This information has been furnished by each Director or officer. Also includes all stock options which are exercisable within 60 days of February 28, 2001.

(2)
Includes 67,500 shares subject to stock options exercisable within 60 days after February 28, 2001. Also includes 106,831 shares held by a non-profit organization where Dr. Brown is a director and possesses voting and dispositive power over the shares with two other directors.

(3)
Includes 3,000 shares subject to stock options exercisable within 60 days after February 28, 2001.

(4)
Includes 22,031 shares subject to stock options exercisable within 60 days after February 28, 2001. Excludes 50 shares held by Mr. Tavlin's spouse; Mr. Tavlin disclaims beneficial ownership of such shares.

(5)
Includes 27,938 shares subject to stock options exercisable within 60 days after February 28, 2001.

(6)
Includes 7,250 shares subject to stock options exercisable within 60 days after February 28, 2001. Also includes 4,600 shares held by Mr. Ford's spouse.

(7)
Includes 200 shares owned by Mr. Shinsato's children. Excludes 2,500 shares held by Mr. Shinsato's spouse; Mr. Shinsato disclaims beneficial ownership of such shares.

(8)
Consists of 12,500 shares subject to stock options exercisable within 60 days after February 28, 2001.

(9)
Includes 5,000 shares subject to stock options exercisable within 60 days after February 28, 2001. Also includes 32,500 shares held by a grantor retained annuity trust of which Mr. Compton is the trustee.

(10)
Includes 12,500 shares subject to stock options exercisable within 60 days after February 28, 2001.

(11)
Includes 170,344 shares subject to stock options exercisable within 60 days after February 28, 2001.

EXECUTIVE COMPENSATION

    The Summary Compensation Table appearing below shows the compensation for the past three years to the Corporation's Chief Executive Officer and to each of the Corporation's four other most highly compensated executive officers, based on salary and bonus earned during 2000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

							Long Term Compensation
							Awards
	Annual Compensation
							Securities Underlying Options (#)(2)
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Other Annual Compensation ($)
Donald E. Brown, M.D. Chairman, President and Chief Executive Officer	2000 1999 1998	200,000 150,000 100,000	(3)	100,000 — —	— — —		— — 67,500
Michael J. Tavlin Senior Vice President and Chief Financial Officer(4)	2000 1999 1998	150,000 78,594 —		60,000 20,000 —	— 13,062 —	(5)	13,125 82,500 —
Jeremiah J. Fleming Vice President of Sales, The Americas	2000 1999 1998	185,000 175,000 154,808		127,057 158,568 106,327	— — —		11,250 — 11,250
Michael E. Ford Vice President of Operations, Europe, Middle East and Africa	2000 1999 1998	130,000 110,000 91,032		101,863 166,596 57,026	— 32,057 73,359	(5) (5)	5,000 — 30,000
Douglas T. Shinsato Vice President of Operations, Asia/Pacific	2000 1999 1998	160,000 150,000 100,000		75,446 75,876 66,666	84,000 84,000 55,077	(6) (6) (6)	— — 75,000

(1)
Reflects bonus earned during the specified year, which bonuses at times have been paid in the following year.

(2)
Consists of options to acquire shares of the Corporation's Common Stock. The Corporation has never granted stock appreciation rights or restricted stock.

(3)
Reflects salary earned during 1998, but deferred, without interest, at the election of Dr. Brown. This amount was paid on September 29, 1999 out of proceeds from the Corporation's initial public offering.

(4)
Mr. Tavlin joined the Corporation in June 1999.

(5)
Reflects relocation expenses.

(6)
Reflects housing allowance.

STOCK OPTION PLANS

    On August 14, 1995, the Board of Directors and the then sole shareholder adopted, and on November 11, 1997 and July 12, 1999, the Board of Directors amended, the Corporation's 1995 Incentive Stock Option Plan. Under the 1995 Incentive Stock Option Plan, the Corporation had authority to award incentive stock options for up to 3,750,000 shares of the Corporation's Common Stock to the Corporation's employees, including officers. Upon shareholder approval of the Corporation's 1999 Stock Option and Incentive Plan on April 16, 1999, the Board of Directors determined that no new options would be granted under the 1995 Incentive Stock Option Plan.

    On August 14, 1995, the Board of Directors and the then sole shareholder adopted the Corporation's 1995 Nonstatutory Stock Option Incentive Plan (the "1995 Nonstatutory Plan"). Under the 1995 Nonstatutory Plan, the Corporation had authority to award stock options for up to 375,000 shares of the Corporation's Common Stock to the Corporation's employees, Directors and consultants. Upon shareholder approval of the Corporation's 1999 Stock Option and Incentive Plan and the Outside Directors Stock Option Plan on April 16, 1999, the Board of Directors determined not to issue any further options under the 1995 Nonstatutory Plan.

    On April 14, 1999, the Board of Directors adopted, and on April 16, 1999, the shareholders approved, the 1999 Stock Option and Incentive Plan (the "1999 Stock Option Plan"). On February 22, 2000, the Board of Directors adopted amendments to the 1999 Stock Option Plan and on May 16, 2000, the shareholders approved the 1999 Stock Option Plan, as amended. Under the 1999 Stock Option Plan, the Corporation may award stock options and shares of restricted stock to the Corporation's officers, key employees, consultants and other individuals as may be determined by the Compensation Committee. The aggregate number of shares of Common Stock that may be awarded under the 1999 Stock Option Plan is 3,750,000, subject to adjustment in specified events. No individual participant may receive awards for more than 250,000 shares in any calendar year. Stock options granted under the 1999 Stock Option Plan may be either options intended to qualify for federal income tax purposes as "incentive stock options" or options not qualifying for favorable tax treatment ("nonqualified stock options").

    For a description of the Outside Directors Stock Option Plan, see "Compensation of Directors."

OPTION GRANTS IN FISCAL 2000

    The following table sets forth further information regarding individual grants of options for the Corporation's Common Stock during 2000 to each of the Named Executive Officers. This presentation is intended to disclose the potential value that would accrue to the optionee if the option were exercised the day before it would otherwise expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Corporation's Common Stock. Actual gains, if any, on option exercises are dependent on the future performance of the Corporation's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciati on for Option Term ($)
			% of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted (#)			Exercise or Base Price (per share) ($)
					Expiration Date
Name						5%	10%
Donald E. Brown, M.D.	—		—	—	—	—	—
Michael J. Tavlin	3,750	(1)	.6%	30.00	1/24/10	70,751	179,296
	1,875	(2)	.3%	23.25	4/17/10	27,416	69,477
	3,750	(3)	.6%	20.81	6/1/10	49,077	124,372
	1,875	(4)	.3%	42.25	7/14/10	49,820	126,254
	1,875	(5)	.3%	37.81	10/5/10	44,585	112,986
Jeremiah J. Fleming	3,750	(6)	.6%	25.06	1/3/10	59,100	149,772
	7,500	(7)	1.2%	24.13	12/29/10	113,814	288,428
Michael E. Ford	5,000	(8)	.8%	24.88	1/13/10	78,234	198,262
Douglas T. Shinsato	—		—	—	—	—	—

(1)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning January 24, 2001.

(2)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning April 17, 2001.

(3)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning June 1, 2001.

(4)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning July 14, 2001.

(5)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning October 5, 2001.

(6)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning January 3, 2001.

(7)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning December 29, 2001.

(8)
Stock options to purchase the Corporation's Common Stock, granted at 100% of the fair market value of the Common Stock on the date of grant. The option is exercisable at the rate of 25% per year, beginning January 13, 2001.

OPTION EXERCISES IN FISCAL 2000
AND FISCAL 2000 YEAR-END OPTION VALUES

    The following table sets forth information concerning the exercise of stock options by each of the Named Executive Officers during the 2000 fiscal year, the number of unexercised options existing at the end of the year 2000 for each of the Named Executive Officers and the 2000 year-end value of unexercised options.

				Number of Securities Underlying Unexercised Options at December 31, 2000 (#)
						Value of Unexercised In-the-Money Options at December 31, 2000 ($)(1)
	Shares Acquired on Exercise (#)
		Value Realized ($)
Name				Exercisable	Unexercisable	Exercisable	Unexercisable
Donald E. Brown, M.D.	—	—		67,500	—	1,425,938	—
Michael J. Tavlin	—	—		20,625	75,000	299,028	911,156
Jeremiah J. Fleming	29,250	1,212,975	(2)	4,500	67,500	99,862	1,293,881
Michael E. Ford	24,000	769,800	(2)	6,000	35,000	126,750	659,350
Douglas T. Shinsato	30,000	670,000	(2)	—	45,000	—	965,625

(1)
The closing price for the Corporation's Common Stock as reported by The Nasdaq Stock Market on December 29, 2000 was $24.125. The value is calculated on the basis of the difference between the option exercise price and $24.125, multiplied by the number of "In-the-Money" shares of Common Stock underlying the option.

(2)
The value is calculated based on the difference between the closing market price of the Common Stock on the date of exercise and the option exercise price, multiplied by the number of shares to which the exercise relates.

COMPENSATION OF DIRECTORS

    Full-time officers of the Corporation or its subsidiaries do not receive additional compensation for serving as members of the Boards of Directors of the Corporation or its subsidiaries. No additional compensation is paid if a full-time officer serves on any committee of such Boards of Directors.

    Except for grants of stock options, non-employees serving as members of the Corporation's Board of Directors do not receive cash payments in connection with membership on the Board of Directors or in connection with the attendance at any Board or Board Committee meeting. Directors are entitled to reimbursement of expenses incurred in connection with attendance at such meetings. Non-employees serving as members of the Corporation's Board of Directors are eligible to receive automatic stock option grants under the Corporation's Outside Directors Stock Option Plan (the "Directors Option Plan"), which was adopted by the Board of Directors on April 14, 1999 and by the shareholders on April 16, 1999. As of March 31, 2001, there were three non-employee Board members eligible to participate in the Directors Option Plan: Jon Anton, D.Sc., Robert A. Compton and Michael P. Cullinane. Under the Directors Option Plan, options may be granted to the non-employee members of the Board to purchase up to 150,000 shares of Common Stock, subject to adjustment in certain events. Pursuant to the Directors Option Plan, each non-employee Director will be automatically granted an option to purchase 5,000 shares of Common Stock on June 1 of each year beginning June 1, 2000. The option exercise price per share will be the fair market value of one share of Common Stock on the date of the grant. Each option becomes exercisable six months following the date of grant and expires ten years following the date of grant. Subject to some exceptions, options granted under the Directors Option Plan may be exercised by the holder only if the holder has been in continuous service on the Board of Directors at all times since the date of the grant of the option.

    On May 26, 1999, the Board of Directors granted an option to purchase 15,000 shares of Common Stock to each of Jon Anton, D.Sc. and Michael P. Cullinane, outside of the Directors Option Plan, in consideration of their agreeing to become Directors. The exercise price for these options was equal to the deemed fair market value of the Common Stock on the date of grant ($9.33 per share), based upon a determination by the Board of Directors. Options for one-half of the shares became exercisable one year after the date of grant and the other half become exercisable two years after the date of grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    On June 1, 1999, the Corporation entered into an Employment Agreement with Michael J. Tavlin, which was amended on that same date. The agreement provides that Mr. Tavlin will receive an annual salary of $140,000, which the Corporation may increase or decrease at its discretion with notice. Mr. Tavlin's salary has since been increased; see "Summary Compensation Table." The agreement also contains non-competition, non-solicitation and non-disclosure provisions, which are in effect during the term of the agreement. The non-disclosure provisions in Mr. Tavlin's agreement continue indefinitely after termination of his employment. The non-compete and non-solicitation provisions continue for a period of 18 months after termination. If his employment is terminated by the Corporation without cause, Mr. Tavlin will receive severance pay equal to one month's salary. If Mr. Tavlin is terminated without cause after a change in control, his salary and medical benefits will continue for one year after termination.

    On March 1, 1997, the Corporation entered into an Employment Agreement with Jeremiah J. Fleming, which was amended on May 14, 1999. The agreement provides that Mr. Fleming will receive an annual salary of $125,000, which the Corporation may increase or decrease at its discretion with notice. Mr. Fleming's annual salary has since been increased; see "Summary Compensation Table." The agreement also contains non-competition, non-solicitation and non-disclosure provisions, which are in effect during the term of the agreement. The non-disclosure provisions in Mr. Fleming's agreement continue indefinitely after termination of his employment. The non-compete provisions continue for a period of 12 months after termination, as do the non-solicitation provisions, unless he is terminated by the Corporation without cause. If his employment is terminated by the Corporation without cause, or in specified circumstances following a change of control, Mr. Fleming will receive severance pay equal to one year's total compensation.

    On June 30, 1997, the Corporation entered into an Employment Agreement with Michael E. Ford. The agreement provides that Mr. Ford will receive an annual salary of $85,000, which the Corporation may increase or decrease at its discretion with notice. Mr. Ford's annual salary has since been increased; see "Summary Compensation Table." The agreement also contains non-competition and non-solicitation provisions, which are in effect during the term of the agreement and for a period of 18 months following his termination for any reason, and non-disclosure provisions. If his employment is terminated by the Corporation for any reason other than for cause, Mr. Ford will receive severance pay equal to one month's salary.

    On May 1, 1998, the Corporation entered into an Employment Agreement with Douglas T. Shinsato. The agreement provides that Mr. Shinsato will receive an annual salary of $150,000, which the Corporation may increase or decrease at its discretion with notice. Mr. Shinsato's annual salary has since been increased; see "Summary Compensation Table." The agreement also contains non-competition and non-solicitation provisions, which are in effect during the term of the agreement and for a period of 18 months following his termination for any reason, and non-disclosure provisions. If his employment is terminated by the Corporation for any reason other than for cause, Mr. Shinsato will receive severance pay equal to one month's salary.

    On March 15, 2000, each of the Employment Agreements described above was amended to provide that any severance payments to the employee will be grossed up in an amount sufficient to cover any excise tax imposed upon such payment pursuant to Section 4999 of the Code.

    The Corporation does not have employment or non-competition agreements with any other Named Executive Officers.

    The 1995 Incentive Stock Option Plan, the 1995 Nonstatutory Plan and the 1999 Stock Option Plan provide for the vesting of certain outstanding awards in the event of specified changes in control of the Corporation.

COMPENSATION AND STOCK OPTION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

    Report of the Compensation Committee.  The following is the Report of the Compensation Committee of the Board of Directors describing the compensation policies and rationale applicable to the Corporation's executive officers with respect to compensation paid to such executive officers for the year ended December 31, 2000.

    Purpose of the Compensation Committee.  The Compensation Committee of the Board of Directors has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer and other executive officers of the Corporation and to administer the Corporation's 1995 Incentive Stock Option Plan, the 1995 Nonstatutory Plan and the 1999 Stock Option and Incentive Plan under which grants have been and may be made to such officers and other key employees. In addition, the Compensation Committee has the responsibility for approving the individual bonus programs to be in effect for the Chief Executive Officer and other executive officers and certain key employees each fiscal year. The Compensation Committee is comprised entirely of non-employee Directors who have never served as officers or employees of the Corporation.

    For the 2000 fiscal year, the process utilized in determining executive officer compensation levels was based on the Compensation Committee's subjective judgment. Among the factors considered were the recommendations of the Chief Executive Officer with respect to the compensation of the Corporation's executive officers. However, the Compensation Committee made the final compensation decisions concerning such officers.

    General Compensation Policy.  The Corporation's fundamental policy is to compensate executive officers in a manner that will attract and retain the services of an outstanding management team and provide meaningful incentives to motivate superior performance by key employees based on increasing shareholder value and individual performance against defined objectives. It is the Corporation's objective to have compensation be highly competitive with comparable talent at comparable public software companies. Compensation should include a meaningful equity participation in the Corporation, which strengthens the mutuality of interests between the executive officers and shareholders. Each executive officer's compensation package will generally be comprised of three elements: (i) base salary, (ii) annual incentive compensation, and (iii) long term stock-based incentive compensation.

    Base Salary.  The base salary for each executive officer is set on the basis of personal performance and a review of comparable positions at comparable public software companies.

    Annual Incentive Compensation.  Each year the Compensation Committee will establish a set of objectives for each executive officer, some based on Corporation performance such as revenue growth and loss or earnings per share and some based on achievement of individual objectives. At the end of the fiscal year, the Compensation Committee will evaluate the objectives to determine whether the specified objectives were met and determine whether any extraordinary accomplishments should be considered in determining a bonus award.

    Long Term Incentive Compensation.  During fiscal 2000, the Compensation Committee, in its discretion, made 32,375 option grants to executive officers under the 1999 Stock Option Plan. The size of each grant was set at a level that the Compensation Committee deemed appropriate to create a meaningful opportunity for stock ownership based on the individual's potential for increasing long-term shareholder value, the individual's current position with the Corporation, option grants awarded to individuals in comparable positions in comparable public software companies, and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors varied from individual to individual at the discretion of the Compensation Committee.

    The stock option grants are designed and intended to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Corporation from the perspective of an owner with an equity stake in the business. Each grant allows the executive officer to acquire shares of the Corporation's Common Stock at a fixed price per share (the market value on the grant date) over a specified period of time. The option generally vests in periodic installments over a four year period, contingent on the executive officer's continued employment with the Corporation. Accordingly, the option will provide the opportunity for a return to the executive officer only if he or she remains in the Corporation's employ, and then only if the market price of the Corporation's Common Stock appreciates over the option term.

    Chief Executive Officer Compensation.  The compensation for Donald E. Brown, M.D., President and Chief Executive Officer, reported for 2000 reflects the application of the policies described above. Dr. Brown also participated in other employee benefit plans available to other executive officers during 2000, which the Compensation Committee believes are competitive, including the 401(k) Savings and Stock Ownership Plan and life and health insurance programs.

    Internal Revenue Code Section 162(m).  Section 162(m) of the Code eliminates, subject to certain exceptions, the deductibility of executive compensation to the extent that any executive's compensation for any year exceeds $1 million. Exceptions to amounts included in executive compensation for purposes of Section 162(m) involve various types of performance-based compensation. As noted above, it is the Compensation Committee's policy to base a substantial amount of executive compensation on the Corporation's performance. Currently, the cash compensation levels for the Corporation's executive officers fall significantly below $1 million. In the event that in the future the annual remuneration of any executive of the Corporation approaches $1 million, the Compensation Committee will consider the various alternatives to preserving the deductibility of compensation payments to the extent reasonably practicable and consistent with its compensation objectives.

    Members of the Compensation and Stock Option Committee for 2000 were:

    Robert A. Compton, Chairman
    Jon Anton, D. Sc.
    Michael P. Cullinane

COMPENSATION AND STOCK OPTION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Corporation's Board of Directors was formed in 1999, and the members of the Compensation Committee during 2000 were Jon Anton, D. Sc., Robert A. Compton and Michael P. Cullinane. None of the members of the Compensation Committee were at any time during 2000 or at any other time an officer or employee of the Corporation. In addition, none of the members of the Compensation Committee are involved in a relationship requiring disclosure as an interlocking executive officer or Director or under Item 404 of Regulation S-K. No executive officer of the Corporation serves as a member of the Compensation Committee.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return to shareholders of the Corporation's Common Stock for the period from September 23, 1999, the date of the Corporation's initial public offering, through December 31, 2000 with the cumulative total return over such period of (i) the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and (ii) the JP Morgan H&Q Computer Software Index (formerly known as the Hambrecht & Quist Computer Software Index). The graph assumes an investment of $100 on September 23, 1999 in each of the Corporation's Common Stock (at the initial public offering price), the S&P 500 Index and the JP Morgan H&Q Computer Software Index (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.

    The comparisons shown in the graph below are based on historical data and the Corporation cautions that the stock price performance shown in the graph below is not indicative of, and is not intended to forecast, the potential future performance of the Corporation's Common Stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG INTERACTIVE INTELLIGENCE, INC., THE S&P 500 INDEX
AND THE JP MORGAN H&Q COMPUTER SOFTWARE INDEX

	Cumulative Total Return*
	September 23, 1999	December 31, 1999	December 31, 2000
Interactive Intelligence, Inc.	100.00	204.81	185.58
J P Morgan H&Q Computer Software Index	100.00	199.09	148.85
S&P 500 Index	100.00	111.73	101.56

*
Total return based on $100 initial investment and reinvestment of dividends.

    Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate this Proxy Statement or future filings made by the Corporation under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Corporation under those statutes.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Corporation's Board of Directors is composed of three "independent directors" as that term is defined by the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee operates under a written charter adopted by the Board of Directors which is attached hereto as Appendix A.

    The Audit Committee reviews the Corporation's financial reporting process on behalf of the Board of Directors. The Corporation's management is responsible for the Corporation's financial statements and reporting process, including the system of internal controls, and has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for performing an independent audit of the Corporation's financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

    In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with the Corporation's management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Corporation and its management, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

    Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee
Michael P. Cullinane, Chairman
Jon Anton, D. Sc.
Robert A. Compton

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Relationship With Independent Certified Public Accountants

    The Board of Directors of the Corporation, on the recommendation of the Audit Committee, has reappointed Ernst & Young LLP as the Corporation's independent certified public accountants for the calendar year ending December 31, 2001. This accounting firm has audited the financial statements of the Corporation continuously since calendar year 1995. Representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make any statements they desire and may respond to appropriate questions.

Audit Fees

    The aggregate fees billed by the Corporation's independent accountants for professional services rendered in connection with the audit of the Corporation's financial statements included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, as well as for the review of the Corporation's financial statements included in the Corporation's Quarterly Reports on Form 10-Q during the year ended December 31, 2000 totaled $101,500.

Financial Information Systems Design and Implementation Fees

    The Corporation's independent accountants did not render any services related to financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

    The Corporation was billed a total of $45,703 for all other services, including tax and various consulting services, rendered by its independent accountants during the fiscal year ended December 31, 2000.

    The Audit Committee believes that Ernst & Young LLP's provision of non-audit services is compatible with maintaining such firm's independence.

CERTAIN TRANSACTIONS

Telemarketing Services

    Dr. Brown is a Director and 25% stockholder of Intelligent Response, Inc., a telemarketing company, and Dr. Brown's brother is the president of that company. In 2000, Intelligent Response provided the Corporation with telemarketing and fulfillment services in support of the Corporation's marketing efforts. The Corporation paid Intelligent Response approximately $423,000 in 2000 for these services. The Corporation believes that the amounts paid to Intelligent Response were no greater than amounts that it would have paid to unrelated third parties for similar services. The Corporation intends to continue to use Intelligent Response to provide telemarketing and fulfillment services.

Guarantees of the Corporation's Obligations

    During 2000, Dr. Brown guaranteed the Corporation's commercial lines of credit and equipment leases. On February 24, 2000, Dr. Brown's personal guarantee of the Corporation's equipment leases terminated and his personal guarantees related to the commercial lines of credit terminated in conjunction with the expiration of the credit facilities. Dr. Brown has also personally guaranteed two of the Corporation's office leases.

Relationship with Interactive Portal

    The Corporation has invested in, and during 2000 entered into two Subscription Agreements with, Interactive Portal, Inc. ("Interactive Portal"), an application service provider which offers a wide variety of subscription based, enhanced communications and application services. During 2000, the Corporation invested $437,000, for an aggregate investment of $475,000, in Interactive Portal. In addition, on November 15, 2000, the Corporation entered into another Subscription Agreement pursuant to which the Corporation will invest an additional $475,000 in Interactive Portal in 2001 for a 19% equity ownership. The other percentage ownerships of Interactive Portal are Dr. Brown—71% and Mr. Compton—10%. Dr. Brown and Mr. Compton are also Directors and Dr. Brown is the President of Interactive Portal. In addition, Dr. Brown's sister is an officer of Interactive Portal. Interactive Portal is a strategic customer of the Corporation and the Corporation has aided in the establishment of Interactive Portal's infrastructure by allowing Interactive Portal to lease a small amount of space in the corporate headquarters until its facilities were available to be occupied during March 2000. During 2000, Interactive Portal paid the Corporation approximately $40,000 for software licenses and approximately $6,000 for miscellaneous services. The amounts charged for software licenses and services were at market rates. In addition, during 2000 the Corporation paid Interactive Portal approximately $3,000 for various expenses. The Corporation believes that the amounts paid to Interactive Portal were no greater than amounts that it would have paid to unrelated third parties for similar services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to Section 16(a) of the Exchange Act, the Corporation's executive officers, Directors and holders of more than ten percent of the Corporation's outstanding shares ("Insiders") file reports (on prescribed forms) of their beneficial ownership of the Corporation's stock with the Securities and Exchange Commission and furnish copies of such forms to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 was required to be filed, the Corporation believes that, during its fiscal year commencing January 1, 2000, and ending December 31, 2000, all Forms 3, 4 and 5 required by Section 16(a) to be filed by Insiders were filed on a timely basis.

OTHER BUSINESS AT THE ANNUAL MEETING OF SHAREHOLDERS

    The Board of Directors is not aware of any business which properly may be presented for action at the meeting other than the matters set forth in the Notice of Annual Meeting. Should any other matter requiring a vote of the shareholders properly arise, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote on such matters in accordance with their best judgment.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    All shareholder proposals intended for inclusion in the Corporation's 2002 proxy materials for presentation at the Corporation's 2002 Annual Meeting of Shareholders must be received by the Corporation (Attn: Corporate Secretary) at the principal executive offices of the Corporation not later than December 11, 2001. In addition, the Corporation's By-Laws establish procedures for shareholder nominations for election of Directors and bringing business before the Annual Meeting of the Corporation's shareholders. Among other requirements, to bring business before the 2002 Annual Meeting or to nominate a person for election as a Director, a shareholder must give written notice to the Secretary of the Corporation not less than 90 days nor more than 120 days prior to May 15, 2002. However in the event the 2002 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from May 15, 2002, the written notice must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain certain information concerning the proposed business or the nominee and the shareholder making the proposal. Any shareholder interested in making a nomination or proposal should request a copy of the applicable By-Law provisions from the Secretary of the Corporation.

                      By order of the Board of Directors,
                      Interactive Intelligence, Inc.

                      Michael J. Tavlin
                       Corporate Secretary

Indianapolis, Indiana
April 10, 2001

Appendix A

INTERACTIVE INTELLIGENCE, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

One committee of the Board of Directors is the Audit Committee. Only independent directors may serve on the Audit Committee.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities. The Audit Committee will review (a) all financial information to be provided to shareholders and others, (b) the systems of internal controls established by management and the Board of Directors and (c) all audit processes.

GENERAL RESPONSIBILITIES

1.
The Audit Committee will provide an open avenue of communication between the independent accountant and the Board of Directors.

2.
The Audit Committee will report all committee actions to the Board of Directors and may make appropriate recommendations.

3.
The Audit Committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent legal counsel, accountants or others it needs to assist in an investigation.

4.
The Audit Committee will meet at least four times each year; more frequently if circumstances make that preferable. The Audit Committee chairman has the authority to call a committee meeting whenever he or she thinks there is a need. The committee may ask members of management or others to attend a meeting and is authorized to receive all pertinent information from management.

5.
The Audit Committee will do whatever else the law, the company's articles of incorporation or bylaws or the Board of Directors requires.

MEMBERSHIP

    The Audit Committee shall be comprised of three directors appointed by the Board, each of whom shall be an "independent director" within the meaning of the rules of the Nasdaq Stock Market applicable to National Market issuers. "Independent director" also means a person other than an officer or employee of the company or any other individual having a relationship which would, in the opinion of the company's Board of Directors, interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

  (a)
  a director who is employed by the company or any affiliate of the company for the current year or any of the past three years;

  (b)
  a director who accepts any compensation from the company or any affiliate in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (c)
  a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the company or any affiliate as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

  (d)
  a director who is a partner in, or a controlling shareholder or an executive officer, of, any for-profit business organization to which the company made, or from which the business organization received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

  (e)
  a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

    All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the company or an outside consultant.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANT

1.
The Audit Committee will recommend the selection of the independent accountant and the fees to be paid to the independent accountant. The committee's recommendation is subject to approval by the Board of Directors. The Audit Committee may also recommend dismissal of the independent accountant by the Board of Directors.

2.
The Audit Committee will seek confirmation of the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for those services.

3.
The Audit Committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

4.
The Audit Committee will listen to management and the independent accountant if either think there might be a need to engage additional independent accountants. The Audit Committee will decide whether to engage an additional independent accountant and, if so, which one.

RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1.
The Audit Committee will require the independent accountant to be available to the Board of Directors at least annually and that it provide the committee with a timely analysis of significant financial reporting issues.

2.
The Audit Committee will require the independent accountant to be available to review, with the committee, the company's interim financial reports prior to the release of quarterly earnings and all quarterly reports containing financial information prior to the filing with the SEC.

3.
The Audit Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

4.
The Audit Committee will regularly review the following with the independent accountant:

(a)
The adequacy of the company's internal controls including computerized information system controls and security.

(b)
Any significant findings and recommendations made by the independent accountant, together with management's responses to them.

5.
Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

(a)
The company's annual financial statements and related footnotes.

(b)
The independent accountant's audit of and report on those financial statements.

A-2

  (c)
  The independent accountant's qualitative judgments about the quality and appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

  (d)
  Any serious difficulties or disputes with management encountered during the course of the audit.

  (e)
  Anything else about the audit procedures or findings that GAAS requires the independent accountants to discuss with the committee.

6.
The Audit Committee will consider and review the following with management:

(a)
Any significant findings during the year and management's responses to those findings.

(b)
Any difficulties the independent accountant encountered while conducting the audit, including any restrictions on the scope of their work or access to required information.

7.
The Audit Committee will review annual filings with the SEC and other published documents containing the company's financial statements with management and will consider whether the information in the filings is consistent with the information in the financial statements.

8.
The Audit Committee will review interim financial reports with management.

PERIODIC RESPONSIBILITIES

1.
Review and update the committee's charter annually.

2.
Review legal and regulatory matters, including loss contingencies, that may have a material effect on the company's financial statements, compliance policies and programs and reports from regulators and, if appropriate, consult with counsel to the company concerning such matters.

3.
Meet with the independent accountant and management in separate executive sessions to discuss all matters the committee or these groups believe should be discussed privately with the Audit Committee.

Adopted as amended on February 2, 2001

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INTERACTIVE INTELLIGENCE, INC.

    ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 15, 2001
4:00 p.m. local time

EMBASSY SUITES INDIANAPOLIS NORTH
3912 Vincennes Road
Indianapolis, IN 46268

Interactive Intelligence Inc. 8909 Purdue Road, Suite 300, Indianapolis, IN 46268	proxy

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on May 15, 2001.
The shares of stock you hold in your account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing the proxy, you revoke all prior proxies and appoint Donald E. Brown, M.D. and John R. Gibbs, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.
See reverse for voting instructions.

COMPANY # CONTROL #

There are three ways to vote your Proxy

Your telephone or internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-240-6326—QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 14, 2001.
  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
  •
  Follow the simple instructions the Voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/inin/ —QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 14, 2001.
  •
  You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Interactive Intelligence, Inc., c/o Shareowner Services™, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

/*\ Please detach here /*\

The Board of Directors Recommends a Vote FOR Item 1.

1.	Election of directors	01 Michael P. Cullinane	Vote FOR all nominees	Vote WITHHELD
		02 John R. Gibbs	(except as marked) / /	from all nominees / /
(INSTRUCTION: To withhold authority to vote for any indicated nominee write the number(s) of the nominee(s) in the box provided to the right.)

2.	To transact any other business which may be properly brought before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box / / Indicate changes below:
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)
NOMINEES FOR TERM TO EXPIRE IN 2004
PRESENT TERM EXPIRES IN 2002
PRESENT TERM EXPIRES IN 2003
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION PLANS
OPTION GRANTS IN FISCAL 2000
OPTION EXERCISES IN FISCAL 2000 AND FISCAL 2000 YEAR-END OPTION VALUES
COMPENSATION OF DIRECTORS
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS AT THE ANNUAL MEETING OF SHAREHOLDERS
DATE OF RECEIPT OF SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
Appendix A INTERACTIVE INTELLIGENCE, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Proxy Card